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                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                          -----------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934


                Date of Report (date of earliest event reported)
                                December 21, 2001



                              IVC INDUSTRIES, INC.
                              --------------------
             (Exact name of registrant as specified in its charter)

                                    Delaware
                                    --------
                 (State or other jurisdiction of incorporation)

                0-23624                             22-1567481
                -----------------------------------------------
         (Commission file number)       (IRS employer identification number)


                 500 Halls Mill Road, Freehold, New Jersey 07728
                 -----------------------------------------------
                    (Address of principal executive offices)

                  Registrant's telephone number: (732) 308-3000
                                                 --------------


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ITEM 5. OTHER EVENTS

     Attached is a press release dated December 21, 2001, in which IVC Industries, Inc. and Inverness Medical Innovations, Inc. jointly announced that they have signed a definitive merger agreement whereby Inverness Medical Innovations, Inc. will acquire all of the outstanding common stock of IVC Industries, Inc..

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, IVC Industries, Inc. has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

                                           IVC INDUSTRIES, INC.

                                           By:/s/ Thomas Bocchino
                                              --------------------------------
                                              Name: Thomas Bocchino
                                              Title: Chief Financial Officer


Date: December 26, 2001

                                  EXHIBIT INDEX


Exhibit             Description
-------             -----------

99.1              Press Release, dated December 21, 2001.














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